                                                                   EXHIBIT 10.21

          CIT COMMERCIAL SERVICES            T: 212 382-7000
          1211 Avenue of the Americas
          New York, NY 10036

[CIT LOGO OMITTED]

                                                                   June 30, 2006

Movie Star, Inc.
1115 Broadway
New York , New York  10010

                         Re: LETTER OF CREDIT AGREEMENT
                             --------------------------

Ladies and Gentlemen:

         From time to time, in order to assist you in establishing or opening
Letters of Credit with a bank or trust company (herein the "Bank") to cover the purchase of goods and inventory and/or to guarantee payment or performance of your obligations to a third party, you may request us to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters and any drafts or acceptances thereunder, thereby lending our credit to you. These arrangements shall be handled by us subject to the terms and conditions set forth below.

A.       Our assistance in this matter shall at all times and in all respects be in our sole discretion. The amount and extent of the Letters of Credit and the terms and conditions thereof and of any drafts or acceptances thereunder, shall in all respects be determined solely by us and shall be subject to change, modification and revision by us, at any time and from time to time.

B.       Any indebtedness, liability or obligation of any sort whatsoever, however arising, whether present or future, fixed or contingent, secured or unsecured, due or to become due, paid or incurred, arising or incurred in connection with any Letters of Credit, guarantees, drafts or acceptances thereunder or otherwise (herein the
         "Obligations") shall be incurred solely as an accommodation to you and for your account. Obligations shall include, without being limited to, all amounts due or which may become due under said Letters of Credit, guarantees or any drafts or acceptances thereunder, all amounts charged or chargeable to you or to us by the Bank, other financial institution or correspondent bank which opens, issues or is involved with such
         Letter of Credit, any other bank charges; fees and commissions; duties and taxes; costs of insurance; all such other charges and expenses which may pertain either directly or indirectly to such Letters of
         Credit, drafts, acceptances, guarantees or to the goods or documents relating thereto, and our charges as herein provided. We shall have the right, at any time and without notice to you, to charge your account on our books with the amount of any and all such Obligations. Any debit balance which may exist at any time or from time to time in your account shall be repayable to us on demand and shall incur interest at the rate provided in the factoring or financing agreement between us, as amended (herein the "Agreement"). All Obligations are to be repaid to us solely in United States currency.

C.       As security for the prompt payment in full of all of your present and future indebtedness or obligations whether under the factoring or financing agreement between us, any other agreement between us or otherwise, as well as to secure the payment in full of all Obligations referred to herein, you hereby pledge and grant to us a continuing general lien upon and security interest in the following "Collateral", whether now owned or hereafter acquired by you, wherever located, whether in transit or not: all presently owned and hereafter acquired:
         (a) warehouse receipts, bills of lading, shipping documents, documents of title, chattel paper and instruments, all whether negotiable or not;
         (b) merchandise, inventory and goods which relate to any of the foregoing or which are purchased from suppliers located outside of the
         United States or its territories or which relate to letters of credit opened through or with our assistance (whether for purchases from domestic or foreign suppliers), and all additions thereto, substitutions therefor and replacements thereof, in all stages of manufacture, process or production--from raw materials through work-in-process to finished goods, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same, all wherever located and whether in transit or not; and
         (c) cash and non-cash proceeds of any and all of the foregoing, of whatever sort and however arising.

D.       You warrant and represent that we have and shall have at all times a valid and effective first and paramount lien on and security interest in all said Collateral and that your title to said Collateral is unencumbered by any other liens. You also warrant and represent that all sales of any goods or inventory covered hereby shall be made by you in the ordinary course of business and the accounts arising from such sales and proceeds thereof shall be transferred and assigned to us pursuant to the Agreement; and you confirm that our lien and security interest extends and attaches to those accounts and proceeds. Further, you warrant and represent that all Letters of Credit are being opened to cover actual purchases of goods and inventory solely for your account, and said goods will not be sold or transferred, other than as herein provided, without our specific prior written consent. You agree to comply with the requirements of any and all laws in order to grant to us and maintain in our favor, a valid first lien upon and security interest in the Collateral and to do whatever we may request from time to time in order to effect the purposes of this Agreement, including, but without limitation, filing financing statements, keeping records and making reports on the Collateral to us, advising us of the location of all Collateral, marking, labeling and segregating such Collateral and obtaining any necessary agreements or waivers with regard to the
         Collateral.

E.       You unconditionally indemnify us and hold us harmless from any and all loss, claim or liability arising from any transactions or occurrences relating to Letters of Credit established or opened for your account, the Collateral relating thereto and any drafts or acceptances thereunder, and all Obligations hereunder, including any such loss or claim due to any action taken by any Bank. You further agree to hold us harmless for any errors or omission, whether caused by us, by the Bank or otherwise. Your unconditional obligation to us hereunder shall not be modified or diminished for any reason or in any manner whatsoever.
         You agree that any charges made to us for your account by the Bank shall be conclusive on us and may be charged to your account.

F.       We shall not be responsible for: The existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness

         of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents; any deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with the Collateral or the shipping thereof; or any breach of contract between the shipper or vendors and yourselves. Furthermore, without being limited by the foregoing, we shall not be responsible for any act or omission with respect to or in connection with any Collateral.

G.       You agree that any action taken by us, if taken in good faith, or any action taken by any Bank, under or in connection with the Letters of
         Credit, the guarantees, the drafts or acceptances, or the Collateral, shall be binding on you and shall not put us in any resulting liability to you. In furtherance thereof, we shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all steamship or airway guarantees (and applications therefor), indemnities or delivery orders;
         to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances; all in our sole name, and the Bank shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from us, all without any notice to or any consent from you.

H.       Without our express consent and endorsement in writing, you agree not to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all applications for steamship or airway guarantees, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances.

I.       You agree that any necessary import, export or other licenses or certificates for the import or handling of the Collateral will have been promptly procured; all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the
         Collateral, or the financing thereof will have been promptly and fully complied with; and any certificates in that regard that we may at any time request will be promptly furnished. In this connection, you warrant and represent that all shipments made under any such Letters of
         Credit are in accordance with the governmental laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. You assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. Any embargo, restrictions, laws, customs or regulations of any country, state, city, or other political subdivision, where the
         Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely your risk, liability and responsibility.

J.       Any rights, remedies, duties or obligations granted or undertaken by you to any Bank in any application for Letters of Credit, or any standing agreement relating to Letters of Credit or

         otherwise, shall be deemed to have been granted to us and apply in all respects to us and shall be in addition to any rights, remedies, duties or obligations contained herein.

K.       You hereby agree that prior to your repayment of all indebtedness and
         Obligations to us, we may be deemed to be the absolute owner of, with unqualified rights to possession and disposition of, all Collateral, all of which may be held by us as security as herein provided. Should possession of any such Collateral be transferred to you, it shall continue to serve, as security as herein provided, and any goods or inventory covered hereby may be sold, transferred or disposed of only as herein above provided.

L.       You agree to maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to us, but at your expense. All policies covering the Collateral are to be made payable to us in case of loss, under a standard non-contributory "mortgagee",
         "lender's" or "secured party" clause and are to contain such other provisions as we may require to fully protect our interests in the
         Collateral and to any payments to be made under such policies, and all proceeds of such policies are hereby assigned to us. All policies are to be delivered to us, premium prepaid; and shall provide for not less than ten days prior written notice to us of the exercise of any right of cancellation. We shall have the sole right, in our own name or your name, to file claims under any such insurance policies and to deal with and handle such claims and any payments thereunder in all respects.

M.       On breach by you of any of the terms or provisions of this agreement, the Agreement or any other agreement or arrangement now or hereafter entered into between us, or on the nonpayment when due of any
         Obligations or other indebtedness owing to us by you, whether or not the Agreement shall continue, or upon your general failure to pay your debts when due, or upon your making a general assignment for the benefit of creditors or upon there being filed by or against you a petition in bankruptcy or for the appointment of a receiver or there is commenced under any bankruptcy or insolvency law proceedings for your relief or for the composition, extension, arrangement or adjustment of any of your obligations, or your business is discontinued as a going concern, we shall have the right, with or without notice to you, to foreclose the lien and security interest created herein by any available judicial procedure, or to take possession of the Collateral without judicial process, and to enter any premises where the
         Collateral may be located for the purpose of taking possession of or removing the Collateral. We shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether the goods have arrived or are to arrive, in its then condition or after further preparation or processing, in your name or in ours, or in the name of such party as we may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as we in our sole discretion may deem advisable, and we shall have the right to purchase at any such sale.
         You agree, at our request, to assemble the Collateral and to make it available to us at places which we shall select, whether at your premises or elsewhere, and to make available to us all of your premises and facilities for the purpose of our taking possession of, removing or putting the Collateral in saleable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and then to the satisfaction of your
         Obligations or other indebtedness to us, application as to particular
         Obligations or as to principal or interest to be in our absolute and sole discretion. You shall be liable to us for, and shall pay to us on demand, any deficiency which may remain after such sale, lease, or other disposition, and

         we in turn agree to remit to you any surplus resulting therefrom. We shall have all rights of a secured party under the Uniform Commercial
         Code. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights all of which shall be cumulative.

N.       Any charges, fees, commissions, costs and expenses charged to us for your account by any Bank in connection with or arising out of Letters of Credit issued pursuant hereto or out of transactions relating thereto will be charged to your account in full as received by us and when made by any such Bank shall be conclusive on us. In addition to the amounts charged to your account pursuant to the preceding sentence, for our services hereunder we shall be entitled to our service fees which shall be computed and charged to your account as set forth on the attached Schedule A - Letter of Credit Fee Schedule.

         This agreement, which is subject to modification only in writing, is supplementary to and is to be considered as a part of, the Agreement. If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copy of this letter.

                                         Very truly yours,

                                         THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                         By: /s/ Richard Lions
                                            ------------------------------------

                                         Name: Richard Lions
                                              ----------------------------------

                                         Title: Vice President
                                               ---------------------------------

Read and Agreed to:

MOVIE STAR, INC.

By: /s/ Thomas Rende
   --------------------------------------

Name: Thomas Rende
     ------------------------------------

Title: Chief Financial Officer
      -----------------------------------

                                   SCHEDULE A
                      IMPORT LETTER OF CREDIT FEE SCHEDULE
                      ------------------------------------

DOCUMENTARY L/C'S
-----------------

TRANSACTION                                 FEE                                 MINIMUM  FEE
-----------                                 ---                                 ------------

ISSUANCE
--------
Issuance fee                                1/8% of the face amount             $ 70.00
Issuance Fee                                $ 70.00
Cable Fee                                   $ 35.00

AMENDMENTS
----------
L/C Amount Increase                         1/8% of the increased amount
Processing Fee
         - First four amendments            $ 95.00
         - After fourth amendment           $125.00

GUARANTEES
----------
Steamship guaranty or airway release        $ 50.00
Plus:    Processing Fee                     $ 50.00

DISCREPANCIES                               $ 50.00
-------------
CANCELLATIONS                               $ 50.00
-------------
UNUTILIZED L/C FEE                          $100.00
------------------
PAYMENTS
--------
Sight             $1/8% of the draft amount                   $ 55.00
Time              1.50% per annum on draft
                  amount for term                             $ 85.00

MONTHLY COMMISSIONS                 1.50% per annum of the average
-------------------                 outstanding L/C balance                     $100.00

STANNDBY LETTERS OF CREDIT
ISSUANCE                            3% per annum of the face amount
--------                            of the standby L/C                          $1,000.00

Payment fee                                 $1,000.00
Amendment fee                               $1,000.00